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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 18, 2005

                             FARO TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

             Florida                    0-23081           59-3157093
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  (State or other jurisdiction       (Commission       (I.R.S. Employer
        of incorporation)            File Number)     Identification No.)

     125 Technology Park, Lake Mary, Florida                32746
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     (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (407) 333-9911


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

ITEM 7.01   REGULATION FD DISCLOSURE

        On February 18, 2005, FARO Technologies announced via press release, subject: FARO Adds CFO to Executive Team; Announces Future CEO Transition Plan. A copy of the press release is attached hereto.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1     Press release dated as of February 18, 2005

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FARO TECHNOLOGIES, INC.
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                                         (Registrant)

Date February 18, 2005
                                         /s/ Gregory A. Fraser
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                                         Gregory A. Fraser
                                         Executive Vice President, Secretary and
                                         Treasurer